                                                                    EXHIBIT 99.2

CVEO CORPORATION f/k/a CONVERSE INC. CONSOLIDATED BALANCE SHEET
CVEO Corporation f/k/a Converse Inc.(debtor) and subsidiaries (non-debtor)
                          APRIL 2002

                                                                Ending Balance
                                                                    4/30/02
                                                                --------------

ASSETS
CURRENT ASSETS
     Cash and cash equivalents                                      12,410,064
     Accounts receivable                                               894,639
     Inventories                                                             -
     Prepaid expenses and other current assets                         310,900
                                                                --------------
               Total current assets                                 13,615,603

Net property, plant and equipment                                      487,725

Other assets                                                         7,776,563
                                                                --------------
                                                                    21,879,891
                                                                ==============



LIABILITIES AND STOCKHOLDERS EQUITY (DEFICIENCY)
Current liabilities:

     Credit facility                                                         0
     Current portion long-term debt                                 74,265,000
     Accounts payable                                               35,350,136
     Accrued expenses                                               17,466,105
     Income taxes payable                                            6,338,599
                                                                --------------
          Total current liabilities                                133,419,840

Current assets in excess of reorganization value                    21,815,157


Stockholders' equity (deficiency):
     Common stock                                                   17,553,048
     Additional paid in capital                                      4,436,788
     Unearned compensation                                            (100,971)
     Retained deficit                                             (154,765,374)
     Cumulative currency translation adjustment                       (478,597)
                                                                --------------
           Total stockholders' equity (deficiency)                (133,355,106)
                                                                --------------
                                                                    21,879,891
                                                                ==============

CVEO CORPORATION f/k/a CONVERSE INC. CONSOLIDATED INCOME STATEMENT
CVEO Corporation f/k/a Converse Inc.(debtor) and subsidiaries (non-debtor)
                        APRIL 2002

                                                           ---------------------------------------------
                                                                                       16 Months
                                                            Month of Apr. 2002      Jan '01-Apr '02
                                                           ---------------------------------------------
Net revenue                                                                                  65,869,367
Cost of sales                                                                                51,968,750
                                                           ---------------------------------------------
Gross profit                                                                   -             13,900,617

Selling, general and administrative expenses                             236,562             20,380,154
Royalty income                                                                 -              5,478,479
Restructuring and other unusual charges                                   67,593              4,197,605
                                                           ---------------------------------------------

Earnings from operations                                                (304,155)            (5,198,663)

Interest expense                                                         399,888             15,719,876
Other (income) expense, net                                              599,491            (27,369,351)
                                                           ---------------------------------------------

Net income before income tax                                          (1,303,534)             6,450,812

Income tax expense                                                             -                992,535
                                                           ---------------------------------------------

Net income                                                            (1,303,534)             5,458,277
                                                           =============================================

CVEO Corporation f/k/a Converse Inc.
Shedule of Cash Receipts & Disbursements Form MOR1
$=thousands

                                             --------------------------------------------
                                              Prior Month        Actual           Total
                                              Cumulative     4/1/02-4/30/02    Cumulative
CASH RECEIPTS:
Domestic Accounts                                  33,502                        33,502
Outlet Stores                                       4,740                         4,740
Int'l Distributors                                 15,747                        15,747
Royalty Receipts                                    3,989                         3,989
Auction Fixed Assets                                1,026                         1,026
Interest Receipts                                     413             22            435
Other Receipts                                      2,398            202          2,600

   TOTAL RECEIPTS                                  61,815            224         62,039

DISBURSEMENTS:
Accounts Payable
   Raw Materials                                      389                           389
   Duties/Customs                                   2,124                         2,124
   Other Disbursements                             10,185            129         10,314
   Traffic                                          1,321                         1,321
   Advertising/Mktg                                   384                           384
   Player Contracts                                   101                           101
   Rent                                               778                           778
   Capital Expenditures                                 -                             -
   Float Adjustment                                                                   -
                                                                                      -
Total Accounts Payable                             15,282            129         15,411
                                                                                      -
Foreign Fnshd Gds-L/C                              19,453                        19,453
Payroll/Benefits                                   11,872            109         11,981
Tax Payments                                        3,947                         3,947
Japan                                                 132                           132
Singapore                                             219                           219
Other                                               2,858                         2,858
Restructuring Fees                                  4,903            187          5,090

     TOTAL CASH DISBURSEMENTS                      58,666            425         59,091
----------------------------------------------------------------------------------------
NET CASH REC/DSB
BEFORE BA FIN                                       3,149           (201)         2,948
----------------------------------------------------------------------------------------

ADD  BA FINANCING                                  16,212                        16,212
LESS BA MATURITY                                   26,912                        26,912

----------------------------------------------------------------------------------------
NET CASH REC/DSB                                   (7,551)          (201)        (7,752)
----------------------------------------------------------------------------------------

Proceeds Sale of Assets                            93,750                        93,750
                                                     (566)                         (566)
INTEREST/FEES;
   BANKS                                            1,685                         1,685
   NOTEHOLDERS                                      1,965                         1,965
   CONVERTIBLE NOTES                                                                  -
   DIP FEE                                            643                           643
                                                                                      -
BT Loan Payoff                                     37,039                        37,039
Secured Notes Payoff                               29,713                        29,713
REVOLVER BALANCE                                        -                             -
NET CASH ACTIVITY                                  16,916           (201)        16,715

                                             --------------------------------------------
                                              Prior Month        Actual           Total
                                              Cumulative     4/1/02-4/30/02    Cumulative
LETTERS OF CREDIT
          ADD:                                      9,686                         9,686
          SUBTRACT:                                19,450                        19,450
TOTAL L/C                                          (3,710)                       (3,710)

BA REFINANCING
          ADD:                                     16,212                        16,212
          SUBTRACT:                                53,348                        53,348
TOTAL B/A REFINANCING                                   -                             -

STANDBY L/C                                           919                           919

TOTAL LINE UTILIS./CASH BALANCE                    12,287         12,086         12,086
                                             -------------------------------------------


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